UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2017

Date of reporting period:	March 1, 2016 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Semiannual report
8|31|16

A world of investing.®

Putnam INVESTMENTS

10
CENTS
THREE CENTS
VERSARY
4¢
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Semiannual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. The small-cap universe is large and can change quickly, and many promising smaller companies fail to capture Wall Street's attention. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund's manager, Eric Harthun, looks for stocks issued by companies that he considers to be undervalued or that appear to have improving businesses or a catalyst that may unlock their value. Events such as a change in management, restructuring, or a new product often have this effect. In addition, Eric considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, he also carefully considers each stock's risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund's portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Seeking high-quality companies with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Putnam Small Cap Value Fund holdings have spanned sectors and industries over time.

1999

Tidewater

Supplier of transportation and support services to the offshore oil industry

2001

Tupperware

Manufacturer of food storage products

2002

Ikon Office Solutions

Supplier of copying, printing, and multifunction hardware and software technology

2004

Brookline Bancorp

Owner and operator of Brookline Savings Bank branches in the Boston area

2007

UAP (United Agri Products)

Distributor of commercial agricultural products (chemicals, fertilizer, and seeds) and services

2013

Southwest Gas

Distributor and transporter of natural gas

Identified holdings were held during the year indicated; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 22–28.

2 Small Cap Value Fund

Small Cap Value Fund 3

Interview with your fund’s portfolio manager

Eric, what was the market environment like for U.S. small-cap value stocks during the six-month reporting period ended August 31, 2016?

With investor sentiment improving early in the reporting period and generally remaining positive, higher-risk assets rallied strongly from the rocky start in 2016 that preceded the reporting period. The recovery in oil prices, accommodative policies from central banks around the world, and positive U.S. economic data helped to lift stock prices. The U.S. Federal Reserve’s decision to hold interest rates steady due to global market developments also contributed to the rally’s momentum.

The United Kingdom’s surprise decision on June 23 to leave the European Union [EU], commonly known as Brexit, caused a sudden and sharp retreat in stock prices. The vote had a significant impact on the performance of small-cap stocks in the days following the announcement, as those stocks tend to be highly sensitive to economic developments. However, the selloff was short lived. U.S. small-cap stocks staged a remarkable comeback — recovering much of the ground

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4 Small Cap Value Fund

that the asset class had lost in the days immediately following the vote, as investors came to understand the limited effects of Brexit had on the U.S. economy in the immediate aftermath of the vote. Typically, smaller U.S. companies tend to be less directly affected by events in non-U.S. markets than large, U.S. multi-national companies.

Against this backdrop, higher-risk assets outperformed lower-risk assets, with stocks broadly delivering strong results. U.S. stocks surpassed international stocks, and smaller-cap stocks outpaced larger-cap stocks. Value-oriented strategies led growth-oriented strategies — propelling the types of stocks in which the fund invests to the forefront of the rally. Finally, all sectors of the Russell 2000 Value Index produced positive returns. The materials sector was particularly strong, rising nearly 50% for the six-month period. Energy and industrials also led the market for the reporting period. The telecommunications sector produced small but positive results, rising 8.3%.

How did Putnam Small Cap Value Fund perform for the period?

The fund delivered a strong double-digit return at net asset value for the six months ended August 31, 2016, outperforming its Lipper peer group average but underperforming its benchmark, the Russell 2000 Value Index. Given the strength and breadth of the rally, holding transactional cash in the portfolio and not being fully invested detracted most from fund performance relative to the benchmark.

Stock selection results in the consumer discretionary, health-care, and materials sectors also weighed on relative performance. The positive effects of an underweight allocation to the consumer discretionary sector were overcome by negative stock selection effects in that sector. Similarly, an underweight allocation to health care benefited performance, but negative stock selection within the sector hampered results. The fund held an overweight exposure to the outperforming materials sector, which helped performance, but negative stock selection overcame positive sector allocation. Other detractors from fund performance included

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Value Fund 5

results in the industrials and consumer staples sectors.

Finally, an underweight exposure to real estate investment trusts [REITs] within the financials sector also detracted from performance relative to the benchmark. The extension of lower interest rates for a longer period of time led investors to seek alternative yield opportunities, which pushed stock prices, and valuations, of REITs higher. The fund has maintained an underweight position in REITs relative to the benchmark for some time, as I remain concerned about their inflated valuations.

In general, sector allocation, a residual of the investment process, added value — particularly through underweight allocations to the consumer discretionary, utilities, and health-care sectors relative to the benchmark.

What stocks aided fund performance during the reporting period?

The recovery in oil and gas prices was rewarding for many of the fund’s investments in the energy sector. Energen, an oil and natural gas exploration and production company in the Permian Basin in West Texas and the San Juan Basin in New Mexico, and Callon Petroleum, an oil and natural gas company with reserves in the Permian Basin and the Midland Basin, are long-term holdings that rebounded with the stabilization of energy prices. In the information technology sector, the stock of Acacia Communications soared as investors came to appreciate the magnitude of the company’s DSP [digital signal processor] and optical technology advantages in the growing optical communications market. In addition, the U.S. Commerce Department’s investigation into Acacia’s largest customer, ZTE, which faced export sanctions, at period end appeared

Allocations are shown as a percentage of the fund’s net assets as of 8/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Value Fund

likely to be resolved in a way that allows ZTE to continue shipping to international markets. Acacia was sold prior to period-end to lock in gains.

What holdings detracted most from investment results during the reporting period?

The stock of PBF Energy, one of the largest independent petroleum refiners and suppliers of unbranded transportation fuels, declined in value over the course of the period due to pressure on refining margins and above-average inventory levels. The stock is not held in the benchmark, so the fund’s position weighed on relative performance. We have maintained the fund’s position in PBF, as management has demonstrated a strong record of adding value through plant upgrades and capacity additions as well as strategic asset acquisitions.

Two stocks in the information technology sector weighed on the fund’s relative performance during the six-month period. Our decision to not hold a position in Advanced Micro Devices, a producer of semiconductors and semiconductor equipment, detracted significantly from relative performance results, as the stock more than tripled during the six-month reporting period. In the slow global economic environment that we were facing during the reporting period, the company’s heavy debt load and consistent lack of profitability over a multiyear period led us to avoid the stock. Holding the poorly performing internet software and services company Web.com, which is not in the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Value Fund 7

benchmark, also hurt fund performance. Uneven quarterly performance during the past year, which was partly due to growing competition, weighed on both earnings estimates and valuation multiples, causing the stock to underperform. Given our deteriorating view of Web.com’s prospects, we sold the position before period-end.

What is your outlook for the coming months?

The Fed’s decision to hold off raising interest rates and revising its 2016 rate-hike forecast from four rate hikes to two helped to provide momentum for the rally during the reporting period. U.S. macroeconomic data has been positive, with improvements in employment, housing, manufacturing, and consumer confidence contributing to the Fed’s less dovish comments during the summer and raising expectations for an interest-rate hike in the second half of 2016. However, just following the close of the reporting period, the Fed left interest rates unchanged at its September meeting — commenting that the labor market was not at full strength and that the U.S. economy still looked vulnerable to economic weakness abroad. I believe it is unlikely that the Fed will introduce further interest-rate hikes for the balance of 2016, especially with the upcoming presidential election in November. In my view, an environment of continued low interest rates could bode well for U.S. stock prices for the foreseeable future.

While the Brexit vote was a shock to the U.K. economy, I do not believe it will have much impact on the U.S. economy near term, because the United States and the United Kingdom have a trading partnership outside of the European Union [EU]. Looking longer term, I believe the risks are more concentrated in global financial market instability, as investors react to headlines surrounding the

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Small Cap Value Fund

United Kingdom’s evolving relationship with the EU and the fate of the EU as an economic trading bloc.

Small-cap stocks, which are issued by companies up to $4 billion in market capitalization, are often seen as a barometer of the overall health of the U.S. economy, in my view. While I would not rule out continued market volatility in the coming months, I believe the recovery in oil and other commodities prices, improvement in the U.S. economy, and the weaker U.S. dollar could bode well for U.S. corporate earnings in the second half of 2016.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times, President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

Small Cap Value Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.33%	8.95%	9.05%	9.05%	8.51%	8.51%	8.79%	8.57%	9.05%	9.59%	9.60%	9.58%

10 years	59.96	50.76	53.07	53.07	48.37	48.37	52.22	46.89	56.07	64.48	64.74	64.16
Annual average	4.81	4.19	4.35	4.35	4.02	4.02	4.29	3.92	4.55	5.10	5.12	5.08

5 years	82.64	72.14	75.77	73.77	75.78	75.78	78.04	71.81	80.22	85.21	85.50	84.84
Annual average	12.80	11.47	11.94	11.69	11.94	11.94	12.23	11.43	12.50	13.12	13.15	13.07

3 years	25.00	17.81	22.12	19.12	22.11	22.11	23.13	18.82	24.01	26.16	26.36	25.91
Annual average	7.72	5.62	6.89	6.01	6.88	6.88	7.18	5.92	7.44	8.05	8.11	7.98

1 year	8.15	1.93	7.33	2.33	7.28	6.28	7.62	3.85	7.90	8.57	8.54	8.49

6 months	19.19	12.34	18.69	13.69	18.76	17.76	18.97	14.81	19.10	19.44	19.46	19.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

10 Small Cap Value Fund

Comparative index returns For periods ended 8/31/16

		Lipper Small-Cap Value
	Russell 2000 Value Index	Funds category average*

Annual average (life of fund)	9.57%	10.15%

10 years	75.75	89.01
Annual average	5.80	6.48

5 years	81.27	74.56
Annual average	12.63	11.67

3 years	27.75	23.60
Annual average	8.51	7.23

1 year	13.80	9.62

6 months	22.00	18.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/16, there were 317, 291, 254, 230, 145, and 57 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/16

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

2/29/16	$12.82	$13.60	$10.86	$10.82	$11.70	$12.12	$12.62	$13.32	$13.31	$13.27

8/31/16	15.28	16.21	12.89	12.85	13.92	14.42	15.03	15.91	15.90	15.85

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Value Fund 11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.27%	8.90%	9.00%	9.00%	8.46%	8.46%	8.74%	8.52%	9.00%	9.54%	9.55%	9.53%

10 years	56.57	47.57	49.77	49.77	45.32	45.32	49.11	43.89	52.79	61.08	61.33	60.66
Annual average	4.59	3.97	4.12	4.12	3.81	3.81	4.08	3.71	4.33	4.88	4.90	4.86

5 years	103.16	91.48	95.59	93.59	95.81	95.81	98.28	91.34	100.70	106.33	106.65	105.79
Annual average	15.23	13.87	14.36	14.12	14.38	14.38	14.67	13.86	14.95	15.59	15.62	15.53

3 years	18.37	11.56	15.76	12.76	15.76	15.76	16.67	12.59	17.52	19.59	19.78	19.28
Annual average	5.78	3.71	5.00	4.08	5.00	5.00	5.27	4.03	5.53	6.15	6.20	6.05

1 year	11.92	5.48	11.02	6.02	11.06	10.06	11.39	7.49	11.65	12.29	12.33	12.15

6 months	11.22	4.83	10.85	5.85	10.79	9.79	11.02	7.14	11.19	11.50	11.51	11.40

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 2/29/16*	1.44%	2.19%	2.19%	1.94%	1.69%	1.12%	1.02%	1.19%

Annualized expense ratio for the
six-month period ended 8/31/16	1.17%	1.92%	1.92%	1.67%	1.42%	0.87%	0.77%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.26%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

12 Small Cap Value Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.46	$10.58	$10.59	$9.22	$7.84	$4.81	$4.26	$5.09

Ending value (after expenses)	$1,191.90	$1,186.90	$1,187.60	$1,189.70	$1,191.00	$1,194.40	$1,194.60	$1,194.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.96	$9.75	$9.75	$8.49	$7.22	$4.43	$3.92	$4.69

Ending value (after expenses)	$1,019.31	$1,015.53	$1,015.53	$1,016.79	$1,018.05	$1,020.82	$1,021.32	$1,020.57

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Value Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Small Cap Value Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Value Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

16 Small Cap Value Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

Small Cap Value Fund 17

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least June 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

18 Small Cap Value Fund

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund

Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 309, 261 and 227 funds, respectively, in your fund’s Lipper peer group. (When considering

Small Cap Value Fund 19

performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Small Cap Value Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund 21

The fund’s portfolio 8/31/16 (Unaudited)

COMMON STOCKS (91.9%)*	Shares	Value

Aerospace and defense (0.4%)
Vectrus, Inc. †	47,800	$1,612,772

		1,612,772
Air freight and logistics (0.9%)
Atlas Air Worldwide Holdings, Inc. †	33,800	1,255,332

Park-Ohio Holdings Corp.	58,549	2,159,287

		3,414,619
Airlines (0.7%)
SkyWest, Inc.	94,900	2,679,027

		2,679,027
Auto components (1.4%)
Goodyear Tire & Rubber Co. (The)	85,700	2,515,295

Stoneridge, Inc. †	159,440	2,763,095

		5,278,390
Banks (15.2%)
Banc of California, Inc.	85,658	1,911,887

Chemical Financial Corp. S	63,751	2,947,209

First Busey Corp.	111,700	2,608,195

First Connecticut Bancorp, Inc.	90,200	1,580,304

First Financial Bancorp	138,500	3,019,300

First Merchants Corp.	112,700	3,059,805

Franklin Financial Network, Inc. †	50,883	1,768,184

Fulton Financial Corp.	167,800	2,426,388

Great Western Bancorp, Inc.	68,800	2,355,712

Hanmi Financial Corp.	118,100	3,097,763

IBERIABANK Corp.	44,400	3,053,388

Independent Bank Group, Inc.	56,300	2,472,696

Lakeland Financial Corp.	59,000	2,114,560

Old National Bancorp	199,600	2,826,336

Pacific Premier Bancorp, Inc. †	114,700	3,095,753

Peoples Bancorp, Inc.	83,600	1,987,172

Popular, Inc. (Puerto Rico)	45,520	1,789,391

ServisFirst Bancshares, Inc.	32,794	1,718,734

Southside Bancshares, Inc.	73,923	2,428,371

Sterling Bancorp	117,600	2,099,160

Tristate Capital Holdings, Inc. †	175,974	2,633,451

Washington Trust Bancorp, Inc.	47,600	2,006,340

Western Alliance Bancorp †	58,400	2,232,048

Wintrust Financial Corp.	55,700	3,095,806

		58,327,953
Beverages (0.5%)
Cott Corp. (Canada)	118,910	1,895,425

		1,895,425
Biotechnology (1.0%)
Aptevo Therapeutics, Inc. †	19,142	52,066

Eagle Pharmaceuticals, Inc. † S	44,900	2,682,775

Emergent BioSolutions, Inc. † S	38,285	1,020,295

		3,755,136

22 Small Cap Value Fund

COMMON STOCKS (91.9%)* cont.	Shares	Value

Building products (1.6%)
Continental Building Products, Inc. †	88,143	$1,957,656

NCI Building Systems, Inc. †	135,391	2,049,820

Ply Gen Holdings, Inc. †	142,600	1,992,122

		5,999,598
Capital markets (0.5%)
OM Asset Management PLC (United Kingdom)	151,203	2,041,241

		2,041,241
Chemicals (4.2%)
American Vanguard Corp.	134,700	2,269,695

Ferro Corp. †	151,700	2,023,678

Ingevity Corp. †	44,800	1,988,224

Innophos Holdings, Inc.	47,700	2,013,894

Kraton Performance Polymers, Inc. †	63,400	2,286,204

LSB Industries, Inc. † S	132,600	1,591,200

Minerals Technologies, Inc.	20,097	1,418,245

Orion Engineered Carbons SA (Luxembourg)	147,100	2,646,329

		16,237,469
Commercial services and supplies (1.5%)
ACCO Brands Corp. †	235,000	2,350,000

Deluxe Corp.	28,200	1,922,394

Ennis, Inc.	78,921	1,308,510

		5,580,904
Construction and engineering (2.5%)
Dycom Industries, Inc. † S	21,600	1,752,192

Granite Construction, Inc.	38,200	1,833,600

MasTec, Inc. †	82,700	2,435,515

Orion Marine Group, Inc. †	243,900	1,453,644

Quanta Services, Inc. †	77,300	1,988,929

		9,463,880
Consumer finance (0.5%)
Encore Capital Group, Inc. † S	91,340	1,969,290

		1,969,290
Containers and packaging (0.5%)
Greif, Inc. Class A	45,700	1,948,191

		1,948,191
Diversified telecommunication services (0.5%)
Inteliquent, Inc.	124,900	2,078,336

		2,078,336
Electric utilities (3.1%)
ALLETE, Inc.	40,900	2,425,370

El Paso Electric Co.	27,700	1,265,613

IDACORP, Inc.	47,800	3,636,146

PNM Resources, Inc.	70,500	2,241,195

Portland General Electric Co.	51,100	2,151,821

		11,720,145
Electrical equipment (0.4%)
General Cable Corp.	95,100	1,533,963

		1,533,963
Electronic equipment, instruments, and components (2.5%)
Anixter International, Inc. †	29,100	1,860,654

Belden, Inc.	26,300	1,961,717

Orbotech, Ltd. (Israel) †	113,700	3,249,546

Sanmina Corp. †	91,000	2,391,480

		9,463,397

Small Cap Value Fund 23

COMMON STOCKS (91.9%)* cont.	Shares	Value

Energy equipment and services (1.4%)
Independence Contract Drilling, Inc. † S	167,336	$843,373

Matrix Service Co. †	123,600	2,285,364

Patterson-UTI Energy, Inc.	119,800	2,334,902

		5,463,639
Food and staples retail (1.0%)
SpartanNash Co.	72,390	2,317,928

SUPERVALU, Inc. †	284,800	1,560,704

		3,878,632
Food products (0.5%)
Nomad Foods, Ltd. (United Kingdom) †	165,600	1,935,864

		1,935,864
Gas utilities (0.7%)
Southwest Gas Corp.	36,300	2,534,466

		2,534,466
Health-care providers and services (1.2%)
AMN Healthcare Services, Inc. †	61,700	2,235,391

Ensign Group, Inc. (The)	117,871	2,214,796

		4,450,187
Hotels, restaurants, and leisure (2.2%)
Bloomin’ Brands, Inc.	94,900	1,854,346

ClubCorp Holdings, Inc.	158,200	2,270,170

Del Taco Restaurants, Inc. † S	198,803	2,232,558

Marriott Vacations Worldwide Corp. S	29,400	2,266,740

		8,623,814
Household durables (1.5%)
Century Communities, Inc. †	129,300	2,545,917

Tupperware Brands Corp.	27,000	1,769,310

WCI Communities, Inc. †	76,345	1,436,813

		5,752,040
Independent power and renewable electricity producers (0.3%)
Dynegy, Inc. †	76,700	971,789

		971,789
Insurance (5.9%)
Allied World Assurance Co. Holdings AG	34,300	1,391,208

American Financial Group, Inc.	29,632	2,226,845

AMERISAFE, Inc.	40,800	2,448,408

Employers Holdings, Inc.	78,600	2,394,942

Endurance Specialty Holdings, Ltd.	37,000	2,436,450

Hanover Insurance Group, Inc. (The)	25,800	2,017,560

Maiden Holdings, Ltd. (Bermuda)	133,700	1,846,397

National General Holdings Corp.	94,500	2,153,655

Reinsurance Group of America, Inc.	26,519	2,846,019

Validus Holdings, Ltd.	55,513	2,819,505

		22,580,989
Internet and catalog retail (0.2%)
FTD Cos., Inc. †	38,700	909,450

		909,450
Internet software and services (2.2%)
Everyday Health, Inc. †	334,800	2,564,568

GTT Communications, Inc. †	147,400	3,129,302

j2 Global, Inc.	42,700	2,910,859

		8,604,729

24 Small Cap Value Fund

COMMON STOCKS (91.9%)* cont.	Shares	Value

IT Services (1.3%)
Convergys Corp.	104,300	$3,111,269

Everi Holdings, Inc. †	309,400	652,834

Perficient, Inc. †	60,600	1,210,182

		4,974,285
Leisure products (0.2%)
Vista Outdoor, Inc. †	19,400	772,508

		772,508
Life sciences tools and services (0.5%)
VWR Corp. †	63,231	1,764,777

		1,764,777
Machinery (1.4%)
Briggs & Stratton Corp.	54,443	1,034,961

EnPro Industries, Inc.	47,200	2,544,080

Kadant, Inc.	32,600	1,748,664

		5,327,705
Media (1.3%)
Live Nation Entertainment, Inc. †	75,400	2,014,688

Madison Square Garden Co. (The) Class A †	9,466	1,710,033

MDC Partners, Inc. Class A S	92,490	1,141,327

		4,866,048
Metals and mining (0.8%)
Ferroglobe PLC (United Kingdom)	179,095	1,477,534

Silver Standard Resources, Inc. (Canada) † S	62,700	734,844

Tahoe Resources, Inc.	80,700	1,052,328

		3,264,706
Multi-utilities (1.2%)
Avista Corp.	84,500	3,432,390

Unitil Corp.	30,100	1,190,154

		4,622,544
Oil, gas, and consumable fuels (4.0%)
Aegean Marine Petroleum Network, Inc. (Greece)	266,315	2,660,487

Callon Petroleum Co. †	166,084	2,416,522

Energen Corp.	62,000	3,565,000

Gulfport Energy Corp. †	39,200	1,121,120

Memorial Resource Development Corp. †	65,700	946,080

PBF Energy, Inc. Class A	67,200	1,471,680

Ring Energy, Inc. † S	133,309	1,322,425

Scorpio Tankers, Inc.	377,435	1,845,657

		15,348,971
Personal products (0.4%)
Edgewell Personal Care Co. †	21,300	1,704,213

		1,704,213
Pharmaceuticals (0.8%)
Lannett Co., Inc. † S	88,900	3,010,154

		3,010,154
Real estate investment trusts (REITs) (9.4%)
American Assets Trust, Inc.	60,801	2,693,484

Apartment Investment & Management Co. Class A	46,700	2,109,906

CBL & Associates Properties, Inc.	135,700	1,936,439

Cherry Hill Mortgage Investment Corp.	63,038	1,041,388

Colony Capital, Inc. Class A	85,900	1,586,573

Education Realty Trust, Inc.	45,664	2,069,036

Small Cap Value Fund 25

COMMON STOCKS (91.9%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
EPR Properties	37,700	$2,952,664

Equity Commonwealth †	80,100	2,506,329

Healthcare Trust of America, Inc. Class A	60,150	2,029,461

iStar, Inc. † S	207,900	2,247,399

LTC Properties, Inc.	35,400	1,837,968

NorthStar Realty Finance Corp.	163,700	2,183,758

Paramount Group, Inc.	124,300	2,237,400

Rayonier, Inc.	112,300	3,091,619

Summit Hotel Properties, Inc.	233,014	3,332,100

Tanger Factory Outlet Centers, Inc.	55,900	2,271,776

		36,127,300
Real estate management and development (0.6%)
RE/MAX Holdings, Inc. Class A	58,020	2,415,953

		2,415,953
Road and rail (1.2%)
Marten Transport, Ltd.	91,300	1,969,341

Saia, Inc. †	85,700	2,607,851

		4,577,192
Semiconductors and semiconductor equipment (4.2%)
Advanced Energy Industries, Inc. †	62,800	2,760,060

FormFactor, Inc. †	267,600	2,769,660

Integrated Device Technology, Inc. †	119,200	2,394,728

MaxLinear, Inc. Class A †	115,200	2,208,384

Tessera Technologies, Inc.	85,200	2,857,608

Tower Semiconductor, Ltd. (Israel) † S	199,700	3,129,299

		16,119,739
Software (0.7%)
Mentor Graphics Corp.	110,900	2,662,709

		2,662,709
Specialty retail (0.1%)
Abercrombie & Fitch Co. Class A	31,647	561,418

		561,418
Technology hardware, storage, and peripherals (1.5%)
BancTec, Inc. 144A CVR † F	160,833	—

Logitech International SA (Switzerland)	76,210	1,604,983

NCR Corp. †	68,700	2,325,495

Super Micro Computer, Inc. †	92,100	1,992,123

		5,922,601
Thrifts and mortgage finance (6.7%)
BofI Holding, Inc. † S	82,900	1,782,350

First Defiance Financial Corp.	52,900	2,406,421

Flagstar Bancorp, Inc. †	96,200	2,701,296

HomeStreet, Inc. †	115,400	3,007,324

Meta Financial Group, Inc.	51,700	3,182,135

NMI Holdings, Inc. Class A †	287,900	2,285,926

Provident Financial Services, Inc.	118,700	2,560,359

Walker & Dunlop, Inc. †	97,349	2,579,749

Washington Federal, Inc.	116,900	3,097,850

WSFS Financial Corp.	59,100	2,298,990

		25,902,400

26 Small Cap Value Fund

COMMON STOCKS (91.9%)* cont.	Shares	Value

Trading companies and distributors (0.6%)
BMC Stock Holdings, Inc. †	122,300	$2,438,662

		2,438,662

Total common stocks (cost $249,341,243)		$353,089,220

INVESTMENT COMPANIES (2.5%)*	Shares	Value

Hercules Capital, Inc.	167,623	$2,289,730

Solar Capital, Ltd.	133,858	2,749,443

TCP Capital Corp.	101,548	1,678,588

TICC Capital Corp.	157,095	1,002,266

TriplePoint Venture Growth BDC Corp.	180,374	2,041,834

Total investment companies (cost $9,986,918)		$9,761,861

SHORT-TERM INVESTMENTS (12.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	26,249,850	$26,249,850

Putnam Short Term Investment Fund 0.44% L	20,102,303	20,102,303

Total short-term investments (cost $46,352,153)		$46,352,153

TOTAL INVESTMENTS

Total investments (cost $356,789,896)		$409,203,234

Key to holding’s abbreviations

CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2016 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $384,210,593.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Small Cap Value Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$26,763,668	$—	$—

Consumer staples	9,414,134	—	—

Energy	20,812,610	—	—

Financials	149,365,126	—	—

Health care	12,980,254	—	—

Industrials	42,628,322	—	—

Information technology	47,747,460	—	—**

Materials	21,450,366	—	—

Telecommunication services	2,078,336	—	—

Utilities	19,848,944	—	—

Total common stocks	353,089,220	—	—

Investment companies	9,761,861	—	—

Short-term investments	20,102,303	26,249,850	—

Totals by level	$382,953,384	$26,249,850	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Small Cap Value Fund

Statement of assets and liabilities 8/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $24,414,048 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $310,437,743)	$362,851,081
Affiliated issuers (identified cost $46,352,153) (Notes 1 and 5)	46,352,153

Dividends, interest and other receivables	448,032

Receivable for shares of the fund sold	802,211

Receivable for investments sold	2,814,622

Prepaid assets	51,383

Total assets	413,319,482

LIABILITIES

Payable to custodian	1,911

Payable for investments purchased	1,777,267

Payable for shares of the fund repurchased	476,884

Payable for compensation of Manager (Note 2)	201,693

Payable for custodian fees (Note 2)	10,421

Payable for investor servicing fees (Note 2)	105,842

Payable for Trustee compensation and expenses (Note 2)	119,437

Payable for administrative services (Note 2)	1,423

Payable for distribution fees (Note 2)	84,971

Collateral on securities loaned, at value (Note 1)	26,249,850

Other accrued expenses	79,190

Total liabilities	29,108,889

Net assets	$384,210,593

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$335,884,079

Undistributed net investment income (Note 1)	1,934,430

Accumulated net realized loss on investments (Note 1)	(6,021,254)

Net unrealized appreciation of investments	52,413,338

Total — Representing net assets applicable to capital shares outstanding	$384,210,593

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($160,009,739 divided by 10,471,982 shares)	$15.28

Offering price per class A share (100/94.25 of $15.28)*	$16.21

Net asset value and offering price per class B share ($2,577,748 divided by 199,904 shares)**	$12.89

Net asset value and offering price per class C share ($17,413,207 divided by 1,354,602 shares)**	$12.85

Net asset value and redemption price per class M share ($1,259,702 divided by 90,503 shares)	$13.92

Offering price per class M share (100/96.50 of $13.92)*	$14.42

Net asset value, offering price and redemption price per class R share
($1,016,030 divided by 67,621 shares)	$15.03

Net asset value, offering price and redemption price per class R5 share
($352,329 divided by 22,146 shares)	$15.91

Net asset value, offering price and redemption price per class R6 share
($34,736,396 divided by 2,184,101 shares)	$15.90

Net asset value, offering price and redemption price per class Y share
($166,845,442 divided by 10,529,355 shares)	$15.85

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 29

Statement of operations Six months ended 8/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $31,431)	$3,687,608

Interest (including interest income of $66,444 from investments in affiliated issuers) (Note 5)	66,480

Securities lending (net of expenses) (Note 1)	121,123

Total investment income	3,875,211

EXPENSES

Compensation of Manager (Note 2)	1,142,581

Investor servicing fees (Note 2)	348,522

Custodian fees (Note 2)	13,008

Trustee compensation and expenses (Note 2)	13,553

Distribution fees (Note 2)	296,073

Administrative services (Note 2)	4,289

Other	139,612

Fees waived and reimbursed by Manager (Note 2)	(3,991)

Total expenses	1,953,647

Expense reduction (Note 2)	(12,866)

Net expenses	1,940,781

Net investment income	1,934,430

Net realized gain on investments (Notes 1 and 3)	3,181,224

Net unrealized appreciation of investments during the period	58,259,998

Net gain on investments	61,441,222

Net increase in net assets resulting from operations	$63,375,652

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/16*	Year ended 2/29/16

Operations:
Net investment income	$1,934,430	$2,738,140

Net realized gain on investments	3,181,224	3,472,455

Net unrealized appreciation (depreciation) of investments	58,259,998	(50,496,419)

Net increase (decrease) in net assets resulting
from operations	63,375,652	(44,285,824)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,369,833)

Class B	—	(10,630)

Class C	—	(89,971)

Class M	—	(5,928)

Class R	—	(5,700)

Class R5	—	(151)

Class R6	—	(156,852)

Class Y	—	(1,660,501)

Net realized short-term gain on investments

Class A	—	(268,300)

Class B	—	(5,494)

Class C	—	(34,858)

Class M	—	(2,191)

Class R	—	(1,383)

Class R5	—	(23)

Class R6	—	(22,461)

Class Y	—	(260,769)

From net realized long-term gain on investments
Class A	—	(6,054,715)

Class B	—	(123,974)

Class C	—	(786,641)

Class M	—	(49,460)

Class R	—	(31,219)

Class R5	—	(522)

Class R6	—	(506,873)

Class Y	—	(5,884,768)

From return of capital
Class A	—	(431,661)

Class B	—	(3,350)

Class C	—	(28,352)

Class M	—	(1,868)

Class R	—	(1,796)

Class R5	—	(48)

Class R6	—	(49,427)

Class Y	—	(523,256)

Increase (decrease) from capital share transactions (Note 4)	(10,437,122)	36,710,246

Total increase (decrease) in net assets	52,938,530	(25,948,553)

NET ASSETS

Beginning of period	331,272,063	357,220,616

End of period (including undistributed net investment
income of $1,934,430 and $— respectively)	$384,210,593	$331,272,063

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
August 31, 2016**	$12.82	.07	2.39	2.46	—	—	—	—	—	—	$15.28	19.19*	$160,010	.59*[d]	.48*[d]	32*
February 29, 2016	15.34	.10	(1.87)	(1.77)	(.13)	(.58)	(.04)	(.75)	—	—	12.82	(12.04)	142,656	1.15	.70	62
February 28, 2015	15.45	.09	.42	.51	(.12)	(.50)	—	(.62)	—	—	15.34	3.40	172,363	1.18	.60	54
February 28, 2014	12.05	.05	3.51	3.56	(.10)	(.06)	—	(.16)	—[e]	—	15.45	29.58	171,473	1.21	.33	68
February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	—	(.01)	—[e]	—	12.05	14.40	133,547	1.28	.71	64
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	—	(.03)	—[e]	.01[f]	10.54	(.46)	135,453	1.30	.24	64

Class B
August 31, 2016**	$10.86	.01	2.02	2.03	—	—	—	—	—	—	$12.89	18.69*	$2,578	.97*[d]	.11*[d]	32*
February 29, 2016	13.10	—[e]	(1.59)	(1.59)	(.05)	(.58)	(.02)	(.65)	—	—	10.86	(12.68)	2,398	1.90	(.03)	62
February 28, 2015	13.28	(.02)	.35	.33	(.01)	(.50)	—	(.51)	—	—	13.10	2.60	3,398	1.93	(.16)	54
February 28, 2014	10.39	(.05)	3.01	2.96	(.01)	(.06)	—	(.07)	—[e]	—	13.28	28.55	4,215	1.96	(.41)	68
February 28, 2013	9.15	—[e]	1.24	1.24	—	—	—	—	—[e]	—	10.39	13.55	3,764	2.03	(.04)	64
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	—	—[e]	.01[f]	9.15	(1.19)	4,247	2.05	(.51)	64

Class C
August 31, 2016**	$10.82	.01	2.02	2.03	—	—	—	—	—	—	$12.85	18.76*	$17,413	.97*[d]	.11*[d]	32*
February 29, 2016	13.09	(.01)	(1.60)	(1.61)	(.06)	(.58)	(.02)	(.66)	—	—	10.82	(12.78)	15,527	1.90	(.05)	62
February 28, 2015	13.29	(.02)	.36	.34	(.04)	(.50)	—	(.54)	—	—	13.09	2.68	17,701	1.93	(.15)	54
February 28, 2014	10.41	(.05)	3.02	2.97	(.03)	(.06)	—	(.09)	—[e]	—	13.29	28.58	14,732	1.96	(.43)	68
February 28, 2013	9.17	—[e]	1.24	1.24	—	—	—	—	—[e]	—	10.41	13.52	9,244	2.03	(.05)	64
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	—	—[e]	.01[f]	9.17	(1.19)	9,397	2.05	(.51)	64

Class M
August 31, 2016**	$11.70	.03	2.19	2.22	—	—	—	—	—	—	$13.92	18.97*	$1,260	.84*[d]	.23*[d]	32*
February 29, 2016	14.06	.03	(1.72)	(1.69)	(.07)	(.58)	(.02)	(.67)	—	—	11.70	(12.51)	1,097	1.65	.21	62
February 28, 2015	14.22	.01	.38	.39	(.05)	(.50)	—	(.55)	—	—	14.06	2.85	1,524	1.68	.10	54
February 28, 2014	11.11	(.02)	3.22	3.20	(.03)	(.06)	—	(.09)	—[e]	—	14.22	28.87	1,460	1.71	(.16)	68
February 28, 2013	9.76	.02	1.33	1.35	—	—	—	—	—[e]	—	11.11	13.83	1,294	1.78	.22	64
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	—	—[e]	.01[f]	9.76	(.91)	1,418	1.80	(.26)	64

Class R
August 31, 2016**	$12.62	.05	2.36	2.41	—	—	—	—	—	—	$15.03	19.10*	$1,016	.72*[d]	.36*[d]	32*
February 29, 2016	15.12	.06	(1.85)	(1.79)	(.10)	(.58)	(.03)	(.71)	—	—	12.62	(12.28)	743	1.40	.39	62
February 28, 2015	15.25	.05	.41	.46	(.09)	(.50)	—	(.59)	—	—	15.12	3.14	772	1.43	.35	54
February 28, 2014	11.91	.01	3.46	3.47	(.07)	(.06)	—	(.13)	—[e]	—	15.25	29.20	567	1.46	.07	68
February 28, 2013	10.44	.05	1.42	1.47	—	—	—	—	—[e]	—	11.91	14.08	381	1.53	.47	64
February 29, 2012	10.52	—[e]	(.09)	(.09)	—	—	—	—	—[e]	.01[f]	10.44	(.76)	303	1.55	(.02)	64

Class R5
August 31, 2016**	$13.32	.09	2.50	2.59	—	—	—	—	—	—	$15.91	19.44*	$352	.44*[d]	.62*[d]	32*
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.16)	(.58)	(.05)	(.79)	—	—	13.32	(11.73)	14.86		.96	62
February 28, 2015	15.98	.15	.43	.58	(.16)	(.50)	—	(.66)	—	—	15.90	3.76	12.88		.90	54
February 28, 2014†	14.98	.03	1.13	1.16	(.10)	(.06)	—	(.16)	—	—	15.98	7.78*	11	.29*	.22*	68

Class R6
August 31, 2016**	$13.31	.10	2.49	2.59	—	—	—	—	—	—	$15.90	19.46*	$34,736	.39*[d]	.68*[d]	32*
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.17)	(.58)	(.05)	(.80)	—	—	13.31	(11.71)	21,860.76		.97	62
February 28, 2015	15.99	.16	.43	.59	(.18)	(.50)	—	(.68)	—	—	15.90	3.81	13,129.78		1.00	54
February 28, 2014†	14.98	.01	1.16	1.17	(.10)	(.06)	—	(.16)	—	—	15.99	7.87*	14,260	.25*	.08*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Value Fund	Small Cap Value Fund 33

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class Y
August 31, 2016**	$13.27	.09	2.49	2.58	—	—	—	—	—	—	$15.85	19.44*	$166,845	.46*[d]	.61*[d]	32*
February 29, 2016	15.86	.14	(1.94)	(1.80)	(.16)	(.58)	(.05)	(.79)	—	—	13.27	(11.86)	146,979.90		.94	62
February 28, 2015	15.95	.14	.43	.57	(.16)	(.50)	—	(.66)	—	—	15.86	3.68	148,321.93		.86	54
February 28, 2014	12.44	.08	3.62	3.70	(.13)	(.06)	—	(.19)	—[e]	—	15.95	29.82	96,735.96		.51	68
February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	—	(.04)	—[e]	—	12.44	14.70	20,091	1.03	.94	64
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	—	(.06)	—[e]	.01[f]	10.88	(.27)	14,980	1.05	.49	64

* Not annualized.

** Unaudited.

† For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

34 Small Cap Value Fund	Small Cap Value Fund 35

Notes to financial statements 8/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2016 through August 31, 2016.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2016, the index was composed of companies with a value orientation having market capitalizations of between approximately $9.51 million and approximately $5.26 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

36 Small Cap Value Fund

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Small Cap Value Fund 37

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $26,249,850 and the value of securities loaned amounted to $25,297,110. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $8,818,552 of certain capital losses recognized during the period from November 1, 2015 to February 29, 2016 to its fiscal year ending February 28, 2017.

The aggregate identified cost on a tax basis is $357,173,826, resulting in gross unrealized appreciation and depreciation of $68,842,781 and $16,813,373, respectively, or net unrealized appreciation of $52,029,408.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

38 Small Cap Value Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.315% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,991.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Small Cap Value Fund 39

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$157,057	Class R5	236

Class B	2,558	Class R6	7,381

Class C	17,189	Class Y	161,986

Class M	1,211	Total	$348,522

Class R	904

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $248 under the expense offset arrangements and by $12,618 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $271, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$192,600	Class M	4,452

Class B	12,540	Class R	2,222

Class C	84,259	Total	$296,073

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,012 and $53 from the sale of class A and class M shares, respectively, and received $1,603 and $58 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $129 on class A redemptions.

40 Small Cap Value Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$106,601,652	$107,017,332

U.S. government securities (Long-term)	—	—

Total	$106,601,652	$107,017,332

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/16		Year ended 2/29/16

Class A	Shares	Amount	Shares	Amount

Shares sold	602,360	$8,536,120	1,636,137	$24,001,597

Shares issued in connection with
reinvestment of distributions	—	—	543,652	7,752,471

	602,360	8,536,120	2,179,789	31,754,068

Shares repurchased	(1,261,645)	(17,937,077)	(2,285,492)	(33,392,653)

Net decrease	(659,285)	$(9,400,957)	(105,703)	$(1,638,585)

	Six months ended 8/31/16		Year ended 2/29/16

Class B	Shares	Amount	Shares	Amount

Shares sold	14,351	$174,327	36,178	$462,686

Shares issued in connection with
reinvestment of distributions	—	—	11,710	141,693

	14,351	174,327	47,888	604,379

Shares repurchased	(35,311)	(421,507)	(86,328)	(1,088,382)

Net decrease	(20,960)	$(247,180)	(38,440)	$(484,003)

	Six months ended 8/31/16		Year ended 2/29/16

Class C	Shares	Amount	Shares	Amount

Shares sold	87,540	$1,033,290	277,732	$3,498,217

Shares issued in connection with
reinvestment of distributions	—	—	75,248	907,495

	87,540	1,033,290	352,980	4,405,712

Shares repurchased	(167,587)	(2,007,100)	(271,061)	(3,283,791)

Net increase (decrease)	(80,047)	$(973,810)	81,919	$1,121,921

Small Cap Value Fund 41

	Six months ended 8/31/16		Year ended 2/29/16

Class M	Shares	Amount	Shares	Amount

Shares sold	1,545	$20,207	5,130	$65,990

Shares issued in connection with
reinvestment of distributions	—	—	4,448	57,953

	1,545	20,207	9,578	123,943

Shares repurchased	(4,757)	(60,977)	(24,253)	(342,951)

Net decrease	(3,212)	$(40,770)	(14,675)	$(219,008)

	Six months ended 8/31/16		Year ended 2/29/16

Class R	Shares	Amount	Shares	Amount

Shares sold	12,261	$170,792	71,693	$1,050,761

Shares issued in connection with
reinvestment of distributions	—	—	2,856	40,098

	12,261	170,792	74,549	1,090,859

Shares repurchased	(3,488)	(47,762)	(66,772)	(976,616)

Net increase	8,773	$123,030	7,777	$114,243

	Six months ended 8/31/16		Year ended 2/29/16

Class R5	Shares	Amount	Shares	Amount

Shares sold	21,957	$303,577	344	$5,295

Shares issued in connection with
reinvestment of distributions	—	—	50	744

	21,957	303,577	394	6,039

Shares repurchased	(856)	(12,772)	(110)	(1,753)

Net increase	21,101	$290,805	284	$4,286

	Six months ended 8/31/16		Year ended 2/29/16

Class R6	Shares	Amount	Shares	Amount

Shares sold	770,406	$11,137,629	857,565	$11,644,876

Shares issued in connection with
reinvestment of distributions	—	—	49,737	735,613

	770,406	11,137,629	907,302	12,380,489

Shares repurchased	(228,355)	(3,372,213)	(90,752)	(1,344,751)

Net increase	542,051	$7,765,416	816,550	$11,035,738

	Six months ended 8/31/16		Year ended 2/29/16

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,740,047	$25,346,698	5,046,266	$75,681,191

Shares issued in connection with
reinvestment of distributions	—	—	557,077	8,222,461

	1,740,047	25,346,698	5,603,343	83,903,652

Shares repurchased	(2,283,625)	(33,300,354)	(3,880,774)	(57,127,998)

Net increase (decrease)	(543,578)	$(7,953,656)	1,722,569	$26,775,654

42 Small Cap Value Fund

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	741	3.3%	$11,789

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$39,503,378	$50,231,839	$69,632,914	$66,444	$20,102,303

Totals	$39,503,378	$50,231,839	$69,632,914	$66,444	$20,102,303

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Small Cap Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Small Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer

	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA069
302489 10/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016